Exhibit 99.3

FBR Securitization Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,889	513,980,800.30	83.94	7.320	652	81.05
Balloon	3	497,464.43	0.08	7.774	613	78.70
Fixed	638	97,816,206.98	15.98	7.200	647	80.40

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

15 Year Fixed	25	2,107,545.01	0.34	7.478	602	73.25
20 Year Fixed	12	1,267,510.73	0.21	6.512	679	62.20
2/28 ARM	1,299	343,934,979.46	56.17	7.537	640	81.23
2/28 ARM - IO - 60 month	470	147,194,406.14	24.04	6.786	679	80.04
30 Year Fixed	559	83,709,866.90	13.67	7.288	643	81.22
3/27 ARM	66	11,217,838.65	1.83	7.883	636	86.22
3/27 ARM - IO - 36 month	1	340,000.00	0.06	6.125	669	80.00
3/27 ARM - IO - 60 month	12	3,944,530.90	0.64	6.655	696	81.86
5/25 ARM	28	3,946,439.04	0.64	8.008	636	84.91
5/25 ARM - IO - 60 month	12	3,133,638.90	0.51	6.823	691	84.97
6 Month ARM	1	268,967.21	0.04	6.250	660	76.06
Balloon 30/15	3	497,464.43	0.08	7.774	613	78.70
Fixed 10yr	6	896,734.82	0.15	7.168	678	76.65
Fixed 25yr	2	89,701.54	0.01	7.733	598	60.18
Fixed 30yr - IO - 60 month	34	9,744,847.98	1.59	6.469	683	77.75

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	2,530	612,294,471.71	100.00	7.302	651	80.95

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Interest Only	529	164,357,423.92	26.84	6.763	680	80.04
Non-Interest Only	2,001	447,937,047.79	73.16	7.499	640	81.28

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	50	2,124,155.96	0.35	8.427	585	67.54
50,000.01 - 100,000.00	336	26,404,840.86	4.31	8.098	611	82.63
100,000.01 - 150,000.00	452	56,425,055.15	9.22	7.659	633	83.30
150,000.01 - 200,000.00	332	58,128,279.93	9.49	7.474	649	82.45
200,000.01 - 250,000.00	306	68,946,666.51	11.26	7.231	663	80.88
250,000.01 - 300,000.00	291	79,961,763.34	13.06	7.167	667	80.77
300,000.01 - 350,000.00	166	53,813,547.73	8.79	7.127	657	81.36
350,000.01 - 400,000.00	252	95,721,431.96	15.63	7.154	659	81.40
400,000.01 - 450,000.00	133	56,512,805.90	9.23	7.229	643	81.13
450,000.01 - 500,000.00	108	51,852,517.77	8.47	7.203	649	79.93
500,000.01 - 550,000.00	38	19,893,092.89	3.25	7.324	648	79.37
550,000.01 - 600,000.00	33	19,153,548.48	3.13	7.183	649	78.77
600,000.01 - 650,000.00	17	10,678,778.85	1.74	7.065	650	78.43
650,000.01 - 700,000.00	4	2,724,629.45	0.44	7.511	633	77.65
700,000.01 - 750,000.00	6	4,432,414.72	0.72	6.778	649	75.97
750,000.01 - 800,000.00	2	1,531,667.47	0.25	6.793	686	71.75
950,000.01 - 1,000,000.00	4	3,989,274.74	0.65	7.714	618	56.82

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Min: $7,318.25
Max: $998,345.55
Average: $242,013.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	129,529.44	0.02	5.000	817	32.66
5.001 - 5.500	22	5,850,899.99	0.96	5.375	717	71.63
5.501 - 6.000	118	34,310,988.26	5.60	5.888	688	77.64
6.001 - 6.500	252	74,673,446.13	12.20	6.358	685	79.34
6.501 - 7.000	609	168,432,603.92	27.51	6.860	668	79.56
7.001 - 7.500	457	115,220,720.50	18.82	7.343	655	80.88
7.501 - 8.000	555	121,983,342.32	19.92	7.849	631	83.17
8.001 - 8.500	203	41,037,291.24	6.70	8.314	603	82.84
8.501 - 9.000	202	33,967,250.06	5.55	8.827	597	84.79
9.001 - 9.500	54	9,350,982.39	1.53	9.327	584	84.83
9.501 - 10.000	32	4,132,362.64	0.67	9.861	574	85.86
10.001 - 10.500	12	1,518,692.74	0.25	10.320	559	85.66
10.501 - 11.000	11	1,587,751.41	0.26	10.750	540	75.70
11.001 - 11.500	1	64,892.12	0.01	11.500	556	82.33
12.501 - 13.000	1	33,718.55	0.01	12.990	571	75.00

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Min: 5.000%
Max: 12.990%
Weighted Average: 7.302%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	3	214,132.09	0.03	8.080	512	17.56
20.01 - 25.00	5	636,833.15	0.10	6.172	657	23.52
25.01 - 30.00	4	589,464.54	0.10	6.701	555	28.45
30.01 - 35.00	8	714,598.32	0.12	6.648	655	33.35
35.01 - 40.00	1	93,738.66	0.02	7.875	598	37.60
40.01 - 45.00	14	3,222,594.05	0.53	7.679	584	43.25
45.01 - 50.00	15	2,317,398.07	0.38	6.569	650	48.31
50.01 - 55.00	18	4,167,416.17	0.68	6.998	598	52.67
55.01 - 60.00	27	5,792,251.88	0.95	6.998	628	58.77
60.01 - 65.00	35	10,948,107.43	1.79	7.193	647	63.29
65.01 - 70.00	61	15,787,712.67	2.58	7.715	605	68.62
70.01 - 75.00	92	22,176,497.49	3.62	7.267	632	74.01
75.01 - 80.00	1,460	384,182,367.58	62.74	7.088	670	79.88
80.01 - 85.00	248	54,212,753.90	8.85	7.766	608	84.57
85.01 - 90.00	267	61,397,200.25	10.03	7.868	611	89.55
90.01 - 95.00	75	14,072,129.18	2.30	7.710	629	94.59
95.01 - 100.00	197	31,769,276.28	5.19	7.826	644	99.79

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Min: 16.48%
Max: 100.00%
Weighted Average: 80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	3	214,132.09	0.03	8.080	512	17.56
20.01 - 25.00	5	636,833.15	0.10	6.172	657	23.52
25.01 - 30.00	4	589,464.54	0.10	6.701	555	28.45
30.01 - 35.00	8	714,598.32	0.12	6.648	655	33.35
35.01 - 40.00	1	93,738.66	0.02	7.875	598	37.60
40.01 - 45.00	13	3,125,086.95	0.51	7.680	584	43.23
45.01 - 50.00	14	1,857,055.12	0.30	6.656	651	47.68
50.01 - 55.00	16	3,269,081.23	0.53	6.834	592	52.51
55.01 - 60.00	28	6,307,231.00	1.03	6.957	628	58.04
60.01 - 65.00	32	9,202,427.39	1.50	7.320	645	63.33
65.01 - 70.00	58	14,298,544.99	2.34	7.744	591	68.07
70.01 - 75.00	79	15,375,188.55	2.51	7.356	622	73.36
75.01 - 80.00	172	46,854,517.79	7.65	7.294	624	79.04
80.01 - 85.00	202	47,101,314.00	7.69	7.594	615	83.54
85.01 - 90.00	308	78,889,627.11	12.88	7.674	620	86.90
90.01 - 95.00	216	52,237,103.52	8.53	7.528	644	84.58
95.01 - 100.00	1,366	330,780,714.91	54.02	7.130	674	81.86
100.01 >=	5	747,812.39	0.12	7.096	668	86.15

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Min: 16.48%
Max: 160.00%
Weighted Average: 92.15%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

<= 0	2	272,806.23	0.04	8.703	0	72.90
481 - 500	7	816,288.54	0.13	7.540	498	51.39
501 - 520	87	14,547,839.40	2.38	8.578	511	78.03
521 - 540	107	20,919,682.84	3.42	8.353	531	80.90
541 - 560	115	22,464,448.63	3.67	8.117	551	80.08
561 - 580	133	24,675,640.98	4.03	8.092	570	81.98
581 - 600	156	34,682,702.16	5.66	7.655	592	82.66
601 - 620	203	49,942,752.00	8.16	7.483	610	82.44
621 - 640	297	75,272,218.69	12.29	7.339	631	81.03
641 - 660	356	89,087,256.26	14.55	7.206	650	81.54
661 - 680	326	82,667,433.83	13.50	7.063	670	81.46
681 - 700	270	70,339,561.66	11.49	7.019	690	80.64
701 - 720	182	47,809,189.98	7.81	6.977	709	80.71
721 - 740	129	36,433,785.24	5.95	6.858	729	80.00
741 - 760	92	25,929,399.74	4.23	6.754	750	78.72
761 - 780	44	10,860,336.79	1.77	6.922	771	79.79
781 - 800	20	4,780,171.24	0.78	6.532	789	76.60
801 - 820	4	792,957.50	0.13	5.740	808	62.53

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Min: 495
Max: 817
Weighted Average: 651

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Original Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

120	6	896,734.82	0.15	7.168	678	76.65
180	28	2,605,009.44	0.43	7.535	604	74.29
240	12	1,267,510.73	0.21	6.512	679	62.20
300	2	89,701.54	0.01	7.733	598	60.18
360	2,482	607,435,515.18	99.21	7.302	651	81.02

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Min: 120
Max: 360
Weighted Average: 359

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,372	354,589,325.36	57.91	7.345	669	79.76
Full	956	196,423,198.81	32.08	7.325	623	83.85
12 mo Bank Statements	194	59,616,447.79	9.74	6.976	637	78.53
6 mo Bank Statements	8	1,665,499.75	0.27	6.965	654	78.59

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

OwnerOcc	2,439	592,624,363.47	96.79	7.291	651	81.01
Rental	77	14,793,355.26	2.42	7.756	654	77.39
2nd Home	14	4,876,752.98	0.80	7.198	668	83.54

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,647	415,944,766.14	67.93	7.265	664	81.37
CashOut Refi	829	184,817,452.84	30.18	7.396	622	80.14
NoCash Refi	48	9,639,247.93	1.57	7.043	638	77.78
Const-Perm	6	1,893,004.80	0.31	7.348	650	82.41

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,737	398,674,242.81	65.11	7.326	647	80.99
PUD	324	91,219,155.97	14.90	7.264	649	81.11
Condo	210	48,458,150.82	7.91	7.127	664	81.20
Duplex	166	47,703,304.72	7.79	7.229	674	80.46
3-4 Unit	68	21,467,236.28	3.51	7.532	672	79.74
Townhouse	21	4,357,089.63	0.71	7.445	611	82.05
Modular	2	232,429.72	0.04	6.617	670	95.57
Manufactured	2	182,861.76	0.03	8.813	602	58.97

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	2,406	588,326,655.08	96.09	7.262	655	81.27
B	72	14,088,887.89	2.30	8.202	561	75.83
C	52	9,878,928.74	1.61	8.346	559	68.77

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	270	76,028,484.78	12.42	7.687	660	81.92
6	34	9,802,281.38	1.60	7.483	660	81.82
12	334	114,231,585.53	18.66	7.133	663	79.28
18	4	1,303,402.20	0.21	7.109	695	80.00
24	845	232,294,053.12	37.94	7.217	654	80.35
30	12	3,062,538.22	0.50	7.480	621	83.52
36	195	52,338,702.30	8.55	7.204	647	82.12
42	6	772,436.33	0.13	7.584	641	89.74
48	15	2,427,656.32	0.40	7.720	611	86.48
60	815	120,033,331.53	19.60	7.396	629	82.25

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

Loans with Penalty: 87.58%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	650	205,658,227.92	33.59	7.000	655	79.07
New York	241	82,073,510.22	13.40	7.072	670	78.84
Florida	333	61,387,099.77	10.03	7.444	649	81.58
New Jersey	74	25,475,665.71	4.16	7.513	658	82.62
Ohio	181	24,663,453.36	4.03	7.815	616	88.03
Illinois	85	23,078,075.16	3.77	7.421	648	81.90
Nevada	72	20,679,213.36	3.38	7.254	657	80.53
Georgia	108	17,177,765.21	2.81	7.926	630	82.11
Virginia	56	15,935,139.13	2.60	7.493	669	79.63
Texas	79	10,978,257.59	1.79	7.355	659	84.30
Maryland	30	10,348,400.28	1.69	7.693	638	77.42
Massachusetts	30	9,111,693.97	1.49	7.824	640	81.27
Arizona	37	8,147,178.76	1.33	7.424	650	82.15
Pennsylvania	48	7,488,263.70	1.22	7.609	624	84.33
Indiana	51	7,193,745.06	1.17	7.748	623	90.17
Connecticut	27	7,180,867.30	1.17	7.001	669	83.08
Washington	31	6,710,385.72	1.10	7.363	638	82.31
Tennessee	57	5,958,401.68	0.97	7.892	624	83.18
Alabama	24	5,719,331.93	0.93	7.723	665	85.53
Missouri	40	5,600,657.95	0.91	7.908	620	83.92
Colorado	21	5,464,376.11	0.89	7.455	643	81.59
Utah	19	4,617,080.52	0.75	7.484	638	81.29
Michigan	16	4,603,563.49	0.75	7.681	620	83.30
Hawaii	15	4,414,410.69	0.72	7.473	616	82.42
Oregon	16	3,471,088.80	0.57	7.393	643	83.05
North Carolina	13	2,837,762.69	0.46	7.941	629	82.46
Kentucky	25	2,665,672.68	0.44	7.749	648	89.28
Oklahoma	34	2,434,064.40	0.40	8.399	583	84.87
Rhode Island	9	2,182,758.26	0.36	7.043	651	80.00
Minnesota	9	2,085,946.28	0.34	6.916	689	84.99
Louisiana	16	1,888,364.49	0.31	8.096	613	89.77
Idaho	14	1,814,025.94	0.30	7.844	617	79.58
Maine	8	1,564,488.43	0.26	7.512	647	81.37
District of Columbia	3	1,535,038.63	0.25	6.868	682	69.49
New Mexico	8	1,423,412.66	0.23	7.535	660	80.94
Arkansas	6	1,083,833.42	0.18	7.862	610	93.65
Nebraska	7	1,041,359.32	0.17	7.383	627	82.30
Kansas	6	993,709.79	0.16	7.432	622	82.18
South Carolina	6	942,156.74	0.15	7.646	667	80.79
Delaware	5	821,285.21	0.13	8.217	591	79.78
Mississippi	6	748,188.78	0.12	8.437	577	92.48
Alaska	2	624,382.37	0.10	7.554	703	80.00
Wyoming	3	604,051.86	0.10	6.754	632	91.67
New Hampshire	2	592,139.42	0.10	8.387	570	73.75
Wisconsin	2	377,920.75	0.06	8.032	635	85.61
Vermont	3	339,760.71	0.06	7.973	656	85.09
West Virginia	1	324,300.27	0.05	7.699	608	100.00
Montana	1	233,995.22	0.04	6.750	651	80.00

Total:	2,530	612,294,471.71	100.00	7.302	651	80.95

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	10	3,424,034.81	0.67	5.400	681	78.79
12.501 - 13.000	77	23,854,699.39	4.64	5.893	683	79.20
13.001 - 13.500	199	62,086,822.07	12.08	6.358	685	79.59
13.501 - 14.000	485	142,910,578.84	27.80	6.861	669	79.47
14.001 - 14.500	373	103,481,109.31	20.13	7.341	657	80.84
14.501 - 15.000	398	101,755,238.53	19.80	7.849	633	82.88
15.001 - 15.500	135	34,252,374.62	6.66	8.311	603	82.58
15.501 - 16.000	133	28,219,828.80	5.49	8.833	602	84.83
16.001 - 16.500	40	7,866,142.97	1.53	9.326	593	85.22
16.501 - 17.000	19	3,167,668.23	0.62	9.866	577	85.91
17.001 - 17.500	10	1,444,513.55	0.28	10.311	559	86.05
17.501 - 18.000	8	1,419,178.51	0.28	10.753	536	74.05
18.001 - 18.500	1	64,892.12	0.01	11.500	556	82.33
19.501 - 20.000	1	33,718.55	0.01	12.990	571	75.00

Total:	1,889	513,980,800.30	100.00	7.320	652	81.05

Min: 12.125%
Max: 19.990%
Weighted Average: 14.320%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	3,155,067.60	0.61	5.328	682	79.02
5.501 - 6.000	77	23,854,699.39	4.64	5.893	683	79.20
6.001 - 6.500	200	62,355,789.28	12.13	6.358	685	79.58
6.501 - 7.000	485	142,910,578.84	27.80	6.861	669	79.47
7.001 - 7.500	373	103,481,109.31	20.13	7.341	657	80.84
7.501 - 8.000	398	101,755,238.53	19.80	7.849	633	82.88
8.001 - 8.500	135	34,252,374.62	6.66	8.311	603	82.58
8.501 - 9.000	133	28,219,828.80	5.49	8.833	602	84.83
9.001 - 9.500	40	7,866,142.97	1.53	9.326	593	85.22
9.501 - 10.000	19	3,167,668.23	0.62	9.866	577	85.91
10.001 - 10.500	10	1,444,513.55	0.28	10.311	559	86.05
10.501 - 11.000	8	1,419,178.51	0.28	10.753	536	74.05
11.001 - 11.500	1	64,892.12	0.01	11.500	556	82.33
12.501 - 13.000	1	33,718.55	0.01	12.990	571	75.00

Total:	1,889	513,980,800.30	100.00	7.320	652	81.05

Min: 5.125%
Max: 12.990%
Weighted Average (>0): 7.320%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	1,132,429.81	0.22	7.328	647	79.06
1.500	1,885	512,848,370.49	99.78	7.320	652	81.06

Total:	1,889	513,980,800.30	100.00	7.320	652	81.05

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	2,530 records
Friedman Billings Ramsey	Group II

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	1,132,429.81	0.22	7.328	647	79.06
1.500	1,885	512,848,370.49	99.78	7.320	652	81.06

Total:	1,889	513,980,800.30	100.00	7.320	652	81.05

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	10	3,113,676.11	0.61	5.604	682	79.01
4.001 - 4.500	76	23,071,935.91	4.49	6.179	680	79.66
4.501 - 5.000	232	71,843,513.68	13.98	6.513	677	80.29
5.001 - 5.500	392	117,601,612.40	22.88	6.817	670	79.36
5.501 - 6.000	360	103,326,127.88	20.10	7.213	662	80.52
6.001 - 6.500	382	97,553,605.13	18.98	7.729	636	82.18
6.501 - 7.000	182	45,227,990.21	8.80	8.079	623	82.92
7.001 - 7.500	152	33,872,419.06	6.59	8.718	604	83.46
7.501 - 8.000	53	10,466,439.96	2.04	9.070	594	85.93
8.001 - 8.500	26	4,339,572.12	0.84	9.424	600	87.53
8.501 - 9.000	12	1,816,629.05	0.35	10.165	574	83.11
9.001 - 9.500	10	1,648,668.12	0.32	10.679	535	74.09
9.501 - 10.000	1	64,892.12	0.01	11.500	556	82.33
11.001 - 11.500	1	33,718.55	0.01	12.990	571	75.00

Total:	1,889	513,980,800.30	100.00	7.320	652	81.05

Min (>0): 3.645%
Max: 11.490%
Weighted Average (>0): 5.882%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.